BYLAWS
                                       OF
                                AXIOM III, INC.
                                    ARTICLE 1
                                CORPORATE OFFICES

     Section  1.1    Registered  Office
                     ------------------

     The registered office of Axiom III, Inc. (the "Corporation") will be in Carson City, Nevada. The name of the registered agent of the Corporation at such location is Silver Shield Services, Inc.

     Section  1.2    Principal  Place  of  Business  and  Other  Offices
                     ---------------------------------------------------

     The Corporation's principal place of business will be in Carson City, Nevada. The Board of Directors from time to time may establish other offices at any place or places where the Corporation is qualified to do business.

                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

     Section  2.1    Place  of  Meetings
                     -------------------

     Meetings of stockholders will be held at any place, within or outside of the State of Nevada, designated by the Board of Directors.

     Section  2.2    Annual  Meeting
                     ---------------

     (a) Except as otherwise required by law or regulation, no business proposed by a stockholder to be considered at an annual meeting of the stockholders (including the nomination of any person to be elected as a director of the Corporation) will be considered by the stockholders at that meeting unless, no later than sixty (60) days before the annual meeting of stockholders or (if later) ten (10) days after the first public notice of that meeting is sent to stockholders, the Corporation receives from the stockholder proposing that business a written notice that sets forth: (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the annual meeting; (2) with respect to each such stockholder, that stockholder's name and address (as they appear on the records of the Corporation), business address and telephone number, residence address and telephone number, and the number of shares of each class of stock of the Corporation beneficially owned by that stockholder; (3) any interest of the stockholder in the proposed business; (4) the name or names of each person nominated by the stockholder to be elected or re-elected as a director, if any; and (5) with respect to each nominee, that nominee's name, business address and telephone number, and residence address and telephone number, the number of shares, if any, of each class of stock of the Corporation owned directly and beneficially by that nominee, and all information relating to that nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is other required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any provision of law subsequently replacing Regulation 14A, together with a duly acknowledged letter signed by the nominee stating his or her acceptance of the nomination by that stockholder, stating his or her intention to serve as a director if elected, and consenting to being named as a nominee for director in any proxy statement relating to such election. The person presiding at the annual meeting will determine whether business (including the nomination of any person as a director) has been properly brought before the meeting and, if the facts so warrant, will not permit any business (or voting with respect to any particular nominee) to be transacted that has not been properly brought before the meeting. Notwithstanding any other provision of the Corporation's Certificate of Incorporation (the "Certificate of Incorporation") or any provision of law that might otherwise permit a lesser or no vote, and in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of not less than 50.1% of the voting power of the then outstanding shares of capital stock entitled to vote thereon (the "Voting Stock"), voting together as a single class, will be required to amend or repeal, or to adopt a provision inconsistent with, this Section 2.2.

     (b) Annual meetings of stockholders will be held at such date and time as will be designated by the Board of Directors and stated in the notice of the meeting.

     (c) At each annual meeting of stockholders, the stockholders, voting as provided in the Certificate of Incorporation or in these Bylaws, will elect directors to succeed directors whose terms are expiring, each such director to hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     Section  2.3     Special  Meetings
                      -----------------

     A special meeting of stockholders may be called at any time by: (a) the Board of Directors; (b) the Chairman of the Board; (c) the President; (d) the Chief Executive Officer; or (e) one or more stockholders holding shares in the aggregate entitled to cast not less than 30 percent of the votes at the meeting.

     Section  2.4    Notice  of  Meetings
                    ---------------------

     All notices of meetings of stockholders will be in writing and will be given in accordance with Section 2.5 of these Bylaws to each stockholder entitled to vote at such meeting not fewer than 10 nor more than 60 days before the date of the meeting. The notice will specify the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     Section  2.5    Manner  of  Giving  Notice;  Affidavit  of  Notice
                     --------------------------------------------------

     Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary, an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given will, in the absence of fraud, be prima facie evidence of the facts stated in the affidavit.

     Section  2.6     Quorum;  Adjournment
                      --------------------

     (a) A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction o business, except as otherwise provided by applicable law or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of stockholders, then either: (i) the chairman of the meeting; or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, by majority vote, will have the power to adjourn the meeting from time to time. The stockholders present or represented at a duly called and convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     (b) Unless these Bylaws otherwise require, when a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. The Corporation may transact any business at the adjourned meeting at which a quorum is present or represented that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

     Section  2.7     Voting
                      ------

     (a) Except as may be otherwise provided by law, the Certificate of Incorporation, or these Bylaws, each stockholder will be entitled to one vote on any matter submitted to stockholders for each share of capital stock standing in the holder's name on the books of the Corporation.

     (b) Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Voting at meetings of stockholders, including with respect to the election of directors, need not be by written ballot. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, when a quorum is present or represented at any meeting, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter will be the act of the stockholders, and all such acts will be valid and binding upon the Corporation.

     Section  2.8    Waiver  of  Notice
                     ------------------

     Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice, either before or after such meeting, and a stockholder's attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because the meeting is not lawfully called or convened.

     Section  2.9    Action  by  Written  Consent
                     ----------------------------

     (a) Except as otherwise provided by applicable law, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, will be signed by a majority in interest of the holders of outstanding capital stock of the Corporation entitled to vote on such actions and such consent or consents are delivered to the Corporation in accordance with 78.320 of the Nevada Revised Statutes, as amendedEvery written consent will bear the date of signature of each stockholder who signs the consent. No written consent will be effective unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.9, written consents signed by the holders of sufficient outstanding shares to authorize or take such action are delivered to the Corporation in accordance with this Section 2.9.

     (b) In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

     Section  2.10    Record  Date  for  Stockholder  Notice
                      --------------------------------------

     (a)    The  Board  of  Directors may fix, in advance, a record date, which:
(i) in the case of determining the stockholders entitled to vote at any meeting of stockholders or adjournment thereof, will not be before the date the Board of Directors adopts the resolution fixing the record date and will not be more than 60 nor fewer than 10 days before the meeting date; (ii) in the case of determining stockholders entitled to consent to corporate action in writing without a meeting, will not be before and will not be more than 10 days after the date the Board of Directors adopts the resolution fixing the record date; and (iii) in the case of other action, will not be before the date the Board of Directors adopts the resolution fixing the record date and will not be more than 60 days prior to such action.

     (b) If the Board of Directors does not so fix a record date: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day notice is given, or if notice is waived, at the close of business on the day next preceding the day upon which the meeting was held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, will be the first date on which a signed written consent is properly delivered to the Corporation, or if prior action of the Board of Directors is required by law, will be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose will be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section  2.11    Proxies
                      -------

     Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the Secretary of the Corporation, but no such proxy will be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy will be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. A telegraphic transmission or otherwise must set forth or be submitted with information from which it can be determined that the appointment was authorized by the stockholder. If it is determined that a telegram, cablegram, or other electronic transmission is valid, the inspectors of election or, if there are no inspectors, the other persons making that determination will specify the information upon which they relied to make that determination.

     An appointment of a proxy or proxies for shares held jointly by two or more stockholders is valid if signed by any one of them, unless and until the Corporation receives from any one of those stockholders written notice denying the authority of such other person or persons to appoint a proxy or proxies or appointing a different proxy or proxies, in which case no proxy will be appointed unless the instrument will otherwise provide. No proxy will be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Subject to the above, any duly executed proxy will continue in full force and effect and will not be revoked unless written notice of its revocation or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation. A proxy is irrevocable if it states that it is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power.

     Section  2.12    List  of  Stockholders  Entitled  to  Vote
                      ------------------------------------------

     The transfer agent or the officer in charge of the stock ledger will prepare and make, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this
Section 2.12 will require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list will be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list will also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list will be provided with the notice of the meeting. The stock ledger will be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     Section  2.13    Conduct  of  Meetings
                      ---------------------

     The Chief Executive Officer, or the President if no Chief Executive Officer is appointed, or in the absence of the foregoing persons, a chairman designated by the Board of Directors, or, in the absence of such designation, a chairman chosen at the meeting, will call to order and preside over meetings of stockholders. The Secretary will act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of stockholders will determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and conduct of business.

     Section  2.14    Inspector(s)  of  Elections
                      ---------------------------

     The Chief Executive Officer, or the President if no Chief Executive Officer is appointed, will, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting in accordance with applicable law and to make a written report on the meeting.

                                                 ARTICLE 3
                                                DIRECTORS

     Section  3.1    Powers
                     ------

     The powers of the Corporation will be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by law or by the Certificate of Incorporation or these Bylaws.

     Section  3.2    Number
                     ------

     Except as otherwise may be provided in the Certificate of Incorporation, the authorized number of directors of the Corporation will be not less than one
(1) nor more than five (5). The number of directors will be fixed from time to time by resolution of the Board of Directors.

     Section  3.3    Compensation
                     ------------

     Directors will be entitled to such compensation for their services as may be approved by the Board of Directors, including, without limitation, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained will be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefore.

     Section  3.4    Election,  Qualification  and  Term  of  Office
                     -----------------------------------------------

     At each annual meeting of stockholders, directors of the Corporation will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at such annual meeting. Directors will hold office until the next annual meeting of stockholders, and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

     Section  3.5    Resignation
                     -----------

     Any director may resign at any time upon delivering written notice to the Chief Executive Officer or Secretary. Unless the notice specifies a later effective date, a resignation is effective at the earliest of the following: (i) when received; (ii) five days after its deposit in the United States mail, postage prepaid and correctly addressed, as evidenced by the postmark; or (iii) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested and the receipt is signed by or on behalf of the addressee. Unless otherwise specified in the written notice of resignation, acceptance of the resignation will not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board of Directors.

     Section  3.6    Removal
                     -------

     (a) Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares then entitled to vote at any election of directors may remove any director or the entire Board of Directors, with or without cause. If at any time a class or series of shares is entitled to elect one or more directors, the provisions of this Section 3.6 will apply to the vote of that class or series and not to the vote of the outstanding shares as a whole.

     (b) No reduction of the authorized number of directors will have the effect of removing any director prior to the expiration of such director's term of office.

     Section  3.7    Vacancies
                     ---------

     (a) A vacancy on the Board of Directors will exist upon the death, resignation, or removal of any director, upon an increase in the number of directors, or if the stockholders fail, at any meeting of stockholders at which directors are to be elected, to elect the number of directors then constituting the whole of the class of directors whose terms have expired at the time of such meeting.

      (b) Subject to subsection 3.6(c) below, a vacancy may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a sole remaining director, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected will hold office until the next annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. A vacancy that will occur at a specific later date by reason of a resignation effective at the later date or otherwise may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

     (c) Unless otherwise provided in the Certificate of Incorporation or these Bylaws, whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies in directorships elected by such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     Section  3.8    Nominations
                     -----------

     (a) Only persons who are nominated in accordance with the procedures in this Section 3.8 will be eligible for election as directors. If the presiding officer at an annual meeting of stockholders determines that a nomination was not made in accordance with the procedures set forth in this Section 3.8, the presiding officer will declare to the meeting that the nomination was defective and such defective nomination will be disregarded. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders: (i) by or at the direction of the Board of Directors; or (ii) by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of notice provided for in this Section 3.8 and on the record date for the determination of stockholders entitled to vote at such meeting, and
(B) who complies with the notice procedures in this Section 3.8. In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary.

     (b) To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the Corporation not less than 60 days prior to the anniversary date of the preceding annual meeting of stockholders.

     (c) To be in proper written form, a stockholder's notice to the Secretary must: (i) set forth as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the nominee, and
(D) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (ii) set forth as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder,
(C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination or nominations are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in the notice, and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a signed written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     Section  3.9    Place  of  Meetings;  Meetings  by  Telephone
                     ---------------------------------------------

     (a) The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Nevada.

     (b) Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee thereof, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.

     Section  3.10    Regular  Meetings
                      -----------------

     Regular meetings of the Board of Directors may be held without notice at such time and place as the Board will determine from time to time.

     Section  3.11    Special  Meetings;  Notice
                      --------------------------

     (a) Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the President or any two directors.

     (b) Notice of the time and place of special meetings of the Board of Directors will be delivered personally, by telephone or by facsimile to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as shown on the records of the Corporation. If the notice is mailed, it will be deposited in the United States mail at least four (4) days before the date of the meeting. If the notice is delivered personally, or by telephone, facsimile or telegram, it will be delivered at least 24 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice will include a brief summary of the subject matter of the meeting.

     Section  3.12    Waiver  of  Notice
                      ------------------

     Notice of the time, place and purpose of any meeting of directors may be waived in writing, signed by the person entitled to notice, either before or after such meeting, and a director's attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because the meeting is not lawfully called or convened. Neither of the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need to be specified in a written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

     Section  3.13    Quorum;  Vote
                      -------------

     Except as otherwise provided by applicable law or by the Certificate of Incorporation, at all meetings of the Board of Directors, a majority of the authorized number of directors will constitute a quorum for the transaction of business and the vote of a majority of the directors present at any meeting at which there is a quorum will be the act of the Board of Directors. If a quorum is present at the call of a meeting, the directors may continue to transact business until adjournment notwithstanding the withdrawal of enough directors to leave less than a quorum.

     Section  3.14    Adjourned  Meeting;  Notice
                      ---------------------------

     If a quorum is not present at any meeting of the Board of Directors, then the directors present at the meeting may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present, but may not transact business.

     Section  3.15    Conduct  of  Business
                      ---------------------

     Meetings of the Board of Directors will be presided over by the Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in their absence by a chairman chosen at the meeting. The Secretary will act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting will determine the order of business and the procedures at the meeting.

     Section  3.16    Board  Action  by  Written  Consent
                      -----------------------------------

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

                                    ARTICLE 4
                      COMMITTEES OF THE BOARD OF DIRECTORS

     Section  4.1    General
                     -------

     The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation pursuant to Nevada Revised Statute
78.125. Any such committee, to the extent provided by resolution of the Board of Directors or in these Bylaws, will have and may exercise the powers and authority to perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event will such committees have the power to: (i) approve, adopt or recommend to the stockholders any action or matter expressly required by Chapter 78 of the Nevada Revised Statutes to be submitted to stockholders for approval; or (ii) adopt, amend or repeal any bylaw of the Corporation.

     Section  4.2    Audit  Committee
                     ----------------

     An Audit Committee of the corporation, composed of at least two (2) members of the Board of Directors, none of whom will be an affiliate of the corporation or an officer or employee of the corporation or any of its subsidiaries, will be appointed at the annual meeting of the Board of Directors. Directors who are appointed to the Audit Committee will be free of any relationship that, in the opinion of the Board of Directors, may interfere with the exercise of independent judgment as a committee member. Any vacancy in the Audit Committee will be filled by a majority vote of the Board of Directors. A majority of the members of the Audit Committee will constitute a quorum and a majority of the quorum may be required to adopt or approve any matters. The duties of the Audit Committee will include, in addition to such other duties as may be specified by resolution of the Board of Directors from time to time, the following:

     (i) oversee the accounting and financial reporting processes of the Corporation and the audits of its financial statements; and

     (ii)    appoint,  determine  funding  for, and oversee the outside auditor;
and

     (iii) review the policies and procedures of the corporation and management with respect to maintaining the corporation's books and records; and

     (iv) review with the independent auditors, upon completion of their audit, the results of the auditing engagement and any other recommendations the auditors may have with respect to the corporation's financial, accounting or auditing systems.

     The Audit Committee is authorized to employ such experts and personnel, including those who are already employed or engaged by the corporation, as the Audit Committee may deem to be reasonably necessary to enable it to ably perform its duties and satisfy its responsibilities.

     Section  4.3    Compensation  Committee
                     -----------------------

     A Compensation Committee of the Corporation, composed of at least two (2) members of the Board of Directors, will be appointed at the annual meeting of the Board of Directors. Directors who are appointed to the Compensation Committee may not be active or retired officers or employees of the Corporation or of any of its subsidiaries. The duties of the Compensation Committee will include, in addition to such other duties as may be specified by resolution of the Board of Directors from time to time, the following:

     (i) consider and make recommendations to the board of Directors regarding salaries and bonuses for elected officers of the Corporation, and prepare such reports with respect thereto as may be required by law;

     (ii) consider, review and grant stock options, stock appreciation rights and other securities under the Corporations stock option and stock incentive plans, and administer such plans; and

     (iii) consider matters of director compensation, benefits and other forms of remuneration.

     The Compensation Committee is authorized to employ such experts and personnel, including those who are already employed or engaged by the Corporation, as the Compensation Committee may deem to be reasonably necessary to enable it to perform its duties and satisfy its responsibilities.

     Section  4.4    Committee  Minutes
                     ------------------

     Each committee will keep regular minutes of its meetings and report the same to the Board of Directors when required.

     Section  4.5    Meetings  and  Action  of  Committees
                     -------------------------------------

     Meetings and actions of committees will be governed by, and held and taken in accordance with, the provisions of Article 3 of these Bylaws, Section 3.9 (place of meetings; meetings by telephone), Section 3.10 (regular meetings),
Section  3.11  (special  meetings;  notice),  Section  3.12  (waiver of notice),
Section  3.13  (quorum;  vote), Section 3.14 (adjourned meeting; notice) Section
3.15 (conduct of business), and Section 3.16 (action by written consent), with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may also be determined by resolution of the Board of Directors and that notice of special meetings of committees will also be given to all alternate committee members, who will have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                    ARTICLE 5
                                    OFFICERS

     Section  5.1    Officers  Designated
                     --------------------

     The officers of the Corporation will be a President or Chief Executive Officer and a Secretary. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Chief Financial Officer, one or more executive, senior or assistant Vice Presidents, a Treasurer, Assistant Treasurers, Assistant Secretaries and any other officers as may be elected in accordance with the provisions of Section 5.2 of these Bylaws. Any number of offices may be held by the same person.

     Section  5.2    Election
                     --------

     Except as otherwise provided in this Section 5.2, the Board of Directors will elect the officers of the Corporation, subject to the rights, if any, of an officer under any contract of employment. The Board of Directors may appoint, or empower an officer to appoint, such officers and agents of the business as the Corporation may require (whether or not such officer or agent is described in this Article 5), each of whom will hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or by resolution of the Board of Directors. Any vacancy occurring in any office of the Corporation will be filled by the Board of Directors or may be filled by the officer, if any, who appointed such officer.

     Section  5.3    Compensation  and  Term  of Office; Removal and Resignation
                     -----------------------------------------------------------

     (a) The compensation and term of office of all the officers of the Corporation will be fixed by the Board of Directors.

     (b) Each officer will hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

     (c) Subject to the rights, if any, of an officer under any contract of employment, the Board of Directors may remove any officer, either with or without cause, at any regular or special meeting of the Board.

     (d) Any officer may resign at any time by giving written notice to the Chairman of the Board, or, in his absence, any member of the Board. Any resignation will take effect on the date a director receives such notice or at any later time specified in such notice; and, unless otherwise specified in such notice, acceptance of the resignation will not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party, or of the Board to remove an officer at any time as provided in this Section 5.3.

     Section  5.4    Chairman  of  the  Board
                     ------------------------

     The Chairman of the Board, if any, will, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     Section  5.5    Chief  Executive  Officer
                     -------------------------

     The Chief Executive Officer of the Corporation will, subject to the control of the Board of Directors, be responsible for the general supervision, direction and control of the business and affairs and supervision of the other officers of the Corporation. The Chief Executive Officer will preside at all meetings of stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. The Chief Executive Officer will have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation and will have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     Section  5.6    President
                     ---------

     Subject to such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if there be such officers, the President will be responsible for the general supervision, direction and control of the business and affairs and supervision of the other officers of the Corporation, and will have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In the event the Board of Directors does not appoint a Chief Executive Officer, the President will have the duties of such office.

     Section  5.7    Vice  Presidents
                     ----------------

     In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or, if not ranked, a Vice President designated by the Board of Directors, will perform all the duties of the Chief Executive Officer and when so acting will have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer. The Vice Presidents will have such other powers and perform such other duties as may be prescribed for them respectively by the Board of Directors, these Bylaws, the Chief Executive Officer or the President.

     Section  5.8    Chief  Financial  Officer
                     -------------------------

     (a) The Chief Financial Officer, if any, will keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account will at all reasonable times will be open to inspection by any director.

     (b) The Chief Financial Officer will deposit all money and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He will disburse the funds of the Corporation as may be ordered by the Board of Directors, will render to the Chief Executive Officer and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Executive Officer will have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

     Section  5.9    Treasurer  and  Assistant  Treasurers
                     -------------------------------------

     (a) Any Treasurer will perform such duties and have such powers as may be prescribed by the Board of Directors, these Bylaws, the Chief Executive Officer or the Chief Financial Officer. In addition, any Treasurer will perform such duties and have such powers as are incident to the office of treasurer.

      (b) Any Assistant Treasurer will perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or the Treasurer may prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there will be more than one, the Assistant Treasurers in the order determined by the Board of Directors) will perform the duties and exercise the powers of the Treasurer.

     Section  5.10    Secretary
                      ---------

     (a) The Secretary, if any, will keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders of the Corporation. The minutes will show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     (b) The Secretary will keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     (c) The Secretary will give, or cause to be given, notice of all meetings of stockholders and of the Board of Directors required to be given by law or by these Bylaws and will have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

     Section  5.11    Assistant  Secretary
                      --------------------

     The Assistant Secretary or Assistant Secretaries, if any, in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) will, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and will perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section  5.12    Other  Officers
                      ---------------

     Such other officers as the Board of Directors may designate will perform such duties and have such powers as the Board of Directors may prescribe. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE 6
                            INTERESTED TRANSACTIONS

     Section  6.1    Transactions  with  Interested  Directors  or  Officers
                     -------------------------------------------------------

(a) No contract or transaction between the Corporation and one or more if its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, will be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if:

     (i) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (ii) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     (iii) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders.

(b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

(c) The circumstances in which a contract or other transaction is not void or voidable shall be to the fullest extent permitted by NRS 78.140 and shall, at minimum, include:

     (i) The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.
     (ii) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.
(iii) The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.
(iv) The contract or transaction is fair as to the corporation at the time it is authorized or approved.


                                    ARTICLE 7
                                INDEMNIFICATION

     Section  7.1    Directors  and  Officers
                     ------------------------

     The Corporation will indemnify to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as in effect at the time of the determination, any current or former director or officer of the Corporation who was or is a party or is threatened to be made a party to any proceeding (other than a proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation, or any of its subsidiaries, against all expenses, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the director or officer in connection with such proceeding if the director or officer acted in good faith and in a manner the director or officer reasonably believed was in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, the director or officer, in addition, had no reasonable cause to believe that the director's or officer's conduct was unlawful; provided, however, that the Corporation will not be required to indemnify any director or officer in connection with any proceeding (or part thereof): (i) initiated by such person or any proceeding by such person against the Corporation or its directors, officers, employees or other agents, or (ii) charging improper personal benefit to the director or officer in which the director or officer is adjudged liable on the basis that personal benefit was improperly received by the director or officer unless and only to the extent that the court conducting such proceeding or any other court of competent jurisdiction determines upon application that, despite the adjudication of liability, the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, unless: (A) such indemnification is expressly required to be made by law; (B) the proceeding was authorized by the Board of Directors of the Corporation; or (C) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under Title 7 of the Nevada Revised Statutes pertaining to Chapter 78 of the Nevada Revised Statutes. The rights of indemnification provided in this Section 7.1 will be in addition to any rights to which any such person may otherwise be entitled under any certificate or articles of incorporation, bylaw, agreement, statute, policy of insurance, vote of stockholders or Board of Directors, or otherwise, which exists at or subsequent to the time such person incurs or becomes subject to such liability and expense.

     Section  7.2    Employees  and  Other  Agents
                     -----------------------------

     The Corporation will have power to indemnify its employees and other agents as set forth in Chapter 78 of the Nevada Revised Statutes.

     Section  7.3    No  Personal  Liability  for  Directors
                     ---------------------------------------

     To the fullest extent permitted by law, no director of the Corporation will be personally liable to the Corporation or its stockholders for monetary damages for conduct as a director.

     Section  7.4    Good  Faith
                     -----------

     (a) For purposes of any determination under this Article 7, a person will be deemed to have acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his or her conduct was unlawful, if the person's action is based on information, opinions, reports and statements, including financial statements and other financial data, in each case prepared or presented by:

     (i) one or more officers or employees of the Corporation whom the person believed to be reliable and competent in the matters presented;

     (ii) counsel, independent accountants or other persons as to matters which the person believed to be within such person's professional competence; or

     (iii) a committee of the Board upon which such director or officer does not serve, as to matters within such committee's designated authority, which committee the director or officer reasonably believes to merit confidence; so long as, in each case, the director or executive officer acts without knowledge that would cause such reliance to be unwarranted.


     (b) The termination of any proceeding by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent will not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, that the person had reasonable cause to believe that his conduct was unlawful.

     (c) The provisions of this Section 7.4 will not be deemed exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by Chapter 78 of the Nevada Revised Statutes.

     Section  7.5    Expenses
                     --------

     The Corporation will advance, prior to the final disposition of any proceeding (other than any proceeding (or part thereof) (i) initiated by such person or any proceeding by such person against the Corporation or its directors, officers, employees or other agents or (ii) brought for an accounting of profits made from the purchase and sale by the director or officer of securities of the corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provision of any state statutory law or common law), promptly following request therefor, all expenses incurred by any current or former director or officer of the Corporation in connection with such proceeding if the director or officer provides receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Article 7 or otherwise.

     Section  7.6    Enforcement
                     -----------

     Without the necessity of entering into an express contract, all rights to indemnification and advances to persons under this Article 7 will be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the person. Any person may enforce any right to indemnification or advances under this Article 7 in any court of competent jurisdiction if: (i) the Corporation denies the claim for indemnification or advances, in whole or in part; or (ii) the Corporation does not dispose of such claim within 90 days of request therefor. The claimant in such enforcement action, if successful in whole or in part, will be entitled to be paid also the expense of prosecuting his claim. The burden of proof is on the claimant to substantiate that he is entitled to be indemnified under this
Article 7. The Corporation will be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that makes it permissible under Chapter 78 of the Nevada Revised Statutes for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have, prior to the commencement of such action, made a determination that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in Chapter 78 of the Nevada Revised Statutes, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     Section  7.7    Non  Exclusivity  of  Rights
                     ----------------------------

     The rights conferred on any person by this Article 7 will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the person's official capacity and as to action in another capacity while serving the Corporation. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada General Corporation Law.

     Section  7.8    Change  in  Law
                     ---------------

     No change in the law will reduce or eliminate the rights and protections applicable at the time this Article 7 will become effective unless the change in the law will specifically require such reduction or elimination. If Chapter 78 of the Nevada Revised Statutes is amended after this Article 7 will become effective to authorize corporate action further eliminating or limiting the personal liability of directors or officers of the Corporation, such personal liability will be eliminated or limited to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as so amended.

     Section  7.9    Survival  of  Rights
                     --------------------

     The rights conferred on any person by this Article 7 will continue as to a person who has ceased to be a director or officer and will inure to the benefit of the heirs, executors and administrators of such a person.

     Section  7.10    Savings  Clause
                      ---------------

     If this Article 7 or any portion hereof will be invalidated on any ground by any court of competent jurisdiction, then the Corporation will nevertheless indemnify each person to the fullest extent not prohibited by any applicable portion of this Article 7 that will not have been invalidated, or by any other applicable law.

     Section  7.11    Insurance
                      ---------

     To the fullest extent permitted by the Nevada General Corporation Law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this
Article  7.

                                    ARTICLE 8
                              RECORDS AND REPORTS

     Section  8.1    Maintenance
                     -----------

     The Corporation will, either at is principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records as required by law.

     Section  8.2    Inspection
                     ----------

     (a) Any stockholder, in person or by attorney or other agent, will have, upon written demand under oath stating the purpose thereof, during the Corporation's usual hours of business, the right to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. A proper purpose will mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath will be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath will be directed to the Corporation at its registered office in Nevada or at its principal place of business.

     (b) Any director will have the right to examine the Corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his position as a director.

                                    ARTICLE 9
                                      STOCK

     Section  9.1    Issuance  of  New Classes or Series of Stock; Increases and
                     -----------------------------------------------------------
                            Decreases  in  Authorized  Capital.
                            -----------------------------------

Pursuant to NRS 78.195 the board of directors shall have the power to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock if the corporation desires to have more than one class or series of stock, If more than one class or series of stock is authorized, the board of directors shall pass a resolution prescribing a distinguishing designation for each class and series. The voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each class or series of stock must be described in the articles of incorporation or the resolution of the board of directors before the issuance of shares of that class or series.

The directors may take appropriate action to protect the interests of the corporation and its stockholders, including, but not limited to, adopting or signing plans, arrangements or instruments that grant rights to stockholders or that deny rights, privileges, power or authority to a holder of a specified number of shares or percentage of share ownership or voting power.

The board of directors may, by a resolution, change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change, without obtaining the approval of the stockholders. The resolution may also provide for a change of the par value, if any, of the same class or series of the shares increased or decreased.

The board of directors may adopt a resolution setting forth a decrease the number of issued and outstanding shares of a class or series corporation to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series. To become effective, the proposal must be approved by the vote of stockholders holding a majority of the voting power of the affected class or series.


     Section  9.2    Stock  Certificates;  Partly  Paid  Shares
                     ------------------------------------------

No stock issued as fully paid up may ever be assessed and the articles of incorporation must not be amended in this particular. The shares of the Corporation will be represented by certificates, provided that the Corporation's Board of Directors may resolve that some or all of any or all classes or series of its stock will be uncertificated shares. Any such resolution will not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request, every holder of uncertificated shares, will be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman of the Board, the President or a Vice President, and by a Treasurer or Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The Corporation will not have the power to issue a certificate in bearer form.
 June  30,  2004.

     Section  9.3    Lost,  Stolen  or  Destroyed  Certificates
                     ------------------------------------------

     Except as provided in this Section 9.2, no new certificates for shares will be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate issued by it up to that time, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     Section  9.4    Dividends;  Reserves
                     --------------------

     The directors of the Corporation, subject to any restrictions contained in the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to Chapter 78 of the Nevada Revised Statutes. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

     The directors of the Corporation may set apart out of any funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes will include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

     Section  9.5   Transfer  of  Stock
                    -------------------

     Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, the Corporation will issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     Section  9.6    Uncertificated  Shares
                     ----------------------

     Unless prohibited by the Certificate of Incorporation or these Bylaws, some or all of any or all classes and series of the Corporation's shares may be uncertificated shares. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares will be canceled and issuance of new equivalent uncertificated shares or certificated shares will be made to the person entitled thereto and the transaction will be recorded upon the books of the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation will send to the new stockholder the information required by Section 5.02 to be stated on certificates. If this Corporation becomes a publicly held corporation which adopts, in compliance with Section 17 of the Securities Exchange Act of 1934, a system of issuance, recordation, and transfer of its shares by electronic or other means not involving an issuance of certificates, this information is not required to be sent to new stockholders.

     Section  9.7    Closing  of  Transfer  Books;  Record  Date
                     -------------------------------------------

     The Board of Directors or an officer of the Corporation authorized by the Board may close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of stockholders as provided in Section 2.13 hereof or the date for payment of any dividend as provided in Section 6.02 hereof or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock will go into effect. In lieu of closing the stock transfer books as aforesaid, the Board of Directors or an officer of the Corporation authorized by the Board may fix, in advance, a date, not exceeding sixty (60) days preceding the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock will go into effect, as a record date for the determination of the stockholders entitled to receive payment.

     Section  9.8    Registered  Stockholders
                     ------------------------

     The Corporation will be entitled to recognize the exclusive right of the persons registered on its books as the owners of shares to receive dividends and to vote as such owners and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it will have express or other notice thereof, except as otherwise provided in the laws of Nevada.

     Section  9.9    Stock  Transfer  Agreements
                     ---------------------------

     The Corporation will have power to enter into and perform any agreement with any number of stockholders to restrict the transfer of shares of stock of the Corporation owned by such stockholders in any manner permitted by applicable law.

                                   ARTICLE 10
                                GENERAL MATTERS

     Section  10.1    Checks,  Drafts,  Etc.
                      ---------------------

     From time to time, the Board of Directors will determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized will sign or endorse those instruments.

     Section  10.2    Execution  of  Corporate  Contracts  and  Instruments
                      -----------------------------------------------------

     Except as otherwise provided in these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee will have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section  10.3    Representation  of  Shares  of  Other  Corporations
                      ---------------------------------------------------

     The Chairman of the Board, the Chief Executive Officer or the President of the Corporation, or any other person authorized by the Board of Directors, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

     Section  10.4    Construction:  Definitions
                      --------------------------

     Unless the context otherwise requires, the general provisions, rules of construction, and definitions in Chapter 78 of the Nevada Revised Statutes will govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, the masculine includes the feminine, and the term "person" includes both a Corporation and a natural person.

     Section  10.5    Fiscal  Year
                      ------------

     The fiscal year of the Corporation will be fixed from time to time by resolution of the Board of Directors.

     Section  10.6    Seal
                      ----

     The Corporation may adopt a corporate seal, which may be altered at the pleasure of the Board of Directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     Section  10.7    Registered  Stockholders
                      ------------------------

     The Corporation will be entitled to recognize the exclusive right of a person, registered on its books as the owner of shares, to receive dividends and to vote as such owner. The Corporation will be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it will have express or other notice thereof, except as otherwise provided by applicable law.


                                   ARTICLE 11
                                   AMENDMENTS

     The directors may make the bylaws of the corporation. Unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The Board of Directors may adopt, amend or repeal the original or other Bylaws of the Corporation. The fact that such power has been so conferred upon the directors will not divest the stockholders of the power, nor limit their power to adopt, amend or repeal the Corporation's Bylaws at a duly constituted meeting or by action without meeting. Whenever an amendment or new Bylaws are adopted, the amendment or the new Bylaws will be copied in the Corporation's minute book with the original Bylaws.

                            CERTIFICATE OF SECRETARY

     The undersigned, Secretary of Axiom III, Inc., a Nevada corporation, certifies that the attached Bylaws were duly adopted by the Corporation's Board of Directors at a special meeting held on June 30, 2004.



         /s/    Duane  Bennett

____________________________________
       Chairman,  Chief  Executive  Officer